UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)
224 Airport Parkway, San Jose, CA 95110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2017 (the “Closing Date”), Quantum Corporation (the “Company”) entered into a Second Amendment to Term Loan Credit and Security Agreement (the “Term Loan Amendment”), amending that certain Term Loan Credit and Security Agreement (as amended prior to the date hereof, the “Term Loan Agreement”) dated October 21, 2016, by and among the Company, TCW Asset Management Company LLC, as agent, and the lender parties thereto. The Term Loan Amendment, among other things, (i) amends the definition of “Applicable Margin” to change the interest rate margin for the period beginning on November 6, 2017 and ending on the first day of the month following the date on which financial statements for the fiscal quarter ending December 31, 2018 are due, (ii) provides for an incremental delayed draw term loan, and amends certain definitions and provisions related to such incremental delayed draw term loan, (iii) amends the definition of “EBITDA” by modifying the addbacks for transaction costs and cash restructuring charges and (iv) amends financial covenants.

On the Closing Date, the Company also entered into a Second Amendment to Revolving Credit and Security Agreement (the “Revolving Loan Amendment”), amending that certain Revolving Loan Credit and Security Agreement (as amended prior to the date hereof, the “Revolving Loan Agreement”) dated October 21, 2016, by and among the Company, PNC Bank, National Association, as agent, and the lender parties thereto. The Revolving Loan Amendment amends, among other things, (i) the definition of “Applicable Margin” to raise the interest rate margin to 2.00% for revolving advances consisting of base rate loans and swingline loans and to 3.00% for revolving advances consisting of LIBOR rate loans, (ii) the definition of “EBITDA” by modifying the addbacks for transaction costs and cash restructuring charges, (iii) financial covenants and (iv) the conditions upon which the term loan may be prepaid.

The foregoing description of the Term Loan Amendment and Revolving Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment and Revolving Loan Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and the Term Loan Agreement and Revolving Loan Agreement, which were previously filed with the Securities and Exchange Commission, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to Term Loan Credit and Security Agreement, dated November 6, 2017, by and among the Company, TCW Asset Management Company LLC, as agent, and the lender parties thereto
10.2	Second Amendment to Revolving Loan Credit and Security Agreement, dated November 6, 2017, by and among the Company, PNC Bank, National Association, as agent, and the lender parties thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall Senior Vice President, General Counsel and Secretary

Dated: November 9, 2017